SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 27, 2017
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 30, 2017, Principal Financial Group, Inc. (“Principal”) provided written notice to the New York Stock Exchange (“NYSE”) that it intends to voluntarily delist its common stock from the NYSE at the close of trading on December 15, 2017, and intends to transfer the listing of its common stock to the Nasdaq Global Select Market (“Nasdaq”) on the opening of trading on December 18, 2017. Principal has been authorized for listing on Nasdaq, and its common stock will continue to trade under the stock symbol “PFG” on Nasdaq.
Principal’s Board of Directors approved the delisting of the common stock from the NYSE and the listing and trading of the common stock on Nasdaq on November 27, 2017.
A copy of the press release issued by Principal is furnished and not filed as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

99	Principal Financial Group, Inc's press release regarding the transfer of listing to Nasdaq

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ Deanna D. Strable-Soethout
Name: Deanna D. Strable-Soethout
Title: Executive Vice President and Chief Financial Officer

Date: November 30, 2017